UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ALSET EHOME INTERNATIONAL INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Alset EHome International Inc.

4800 Montgomery Lane, Suite 210,

Bethesda, MD 20814

November 3, 2021

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 13, 2021

6 P.M. EASTERN STANDARD TIME

Dear Stockholder,

We cordially invite you to attend our 2021 Annual Meeting of Stockholders to be held at 6 P.M. Eastern Standard Time on December 13, 2021. Due to COVID-19, and in keeping with the government and Center for Disease Control’s guidelines on such pandemic, the 2021 Annual Meeting of Stockholders will be held virtually via the Internet at https://agm.issuerdirect.com/aei (the “Annual Meeting”). Our annual meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via the Internet at a virtual web conference. There will not be a physical meeting location, and stockholders will not be able to attend the annual meeting in person. Instructions on how to participate in the Annual Meeting and demonstrate proof of stock ownership are posted at https://agm.issuerdirect.com/aei and your proxy card. This means that you can attend the annual meeting online, vote your shares electronically and submit questions during the online meeting by visiting the above-mentioned website. We believe that hosting a “virtual meeting” will enable greater stockholder attendance and participation from any location around the world. The attached Notice of Annual Meeting and Proxy Statement describes the business we will conduct at the meeting and provides information about Alset EHome International Inc. that you should consider when you vote your shares.

Your vote is very important, regardless of the number of shares you hold. Whether or not you plan to attend the meeting (via the virtual meeting), please carefully review the enclosed Proxy Statement and then cast your vote.

We hope that you will join us virtually on December 13, 2021.

Sincerely,

/s/ Chan Heng Fai
Name:	Chan Heng Fai
Title:	Chairman of the Board and
Chief Executive Officer

Alset EHome International Inc.

4800 Montgomery Lane, Suite 210

Bethesda, MD 20814

Notice of 2021 Annual Meeting of Stockholders

NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting (the “Annual Meeting”) of Stockholders of Alset EHome International Inc., a Delaware corporation (the “Company”), will be held on:

Date:	December 13, 2021

Time:	6 P.M. Eastern Standard Time

Place:	https://agm.issuerdirect.com/aei

Purposes:	1. To elect five (5) directors, each to hold office until the 2022 Annual Meeting of Stockholders and until his or her successor is elected and qualified;

2. To ratify the appointment of Briggs & Veselka Co. as our independent registered public accounting firm for the year ending December 31, 2021;

Record Date:	The Board of Directors has fixed the close of business on October 18, 2021 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

The Company has enclosed a copy of the proxy statement and the proxy card. The proxy statement, the proxy card and the Annual Report are also available on the Company’s website at https://www.alsetehomeintl.com/.

Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote as soon as possible by submitting your proxy. You may vote your proxy three different ways: by mail, via the Internet, or by telephone. You may also be entitled to vote in person (via the virtual meeting) at the meeting. Please refer to detailed instructions included in the accompanying proxy statement.

FOR THE BOARD OF DIRECTORS

/s/ Chan Heng Fai
Chan Heng Fai
Chairman of the Board and Chief Executive Officer

Bethesda, MD

November 3, 2021

TABLE OF CONTENTS

General Information	1
Proposal One – Election of Directors	3
Proposal Two – Ratification of the selection of Briggs & Veselka Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2021	13
Report of Audit Committee	15
Security Ownership of Certain Beneficial Owners and Management	16
Certain Relationships and Related Person Transactions	17
Executive Compensation	23
Other Matters	24

Alset EHome International Inc.

4800 Montgomery Lane, Suite 210

Bethesda, MD 20814

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 13, 2021

GENERAL INFORMATION

This Proxy Statement is furnished to stockholders of Alset EHome International Inc., a Delaware corporation (“we,” “us,” or the “Company”), in connection with the solicitation by our Board of Directors of proxies for use at our 2021 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting is scheduled to be held at 6 P.M. Eastern Standard Time on December 13, 2021, at a virtual location. We anticipate that this Proxy Statement and the enclosed form of proxy will be mailed to stockholders on or about November 3, 2021.

At the Annual Meeting, stockholders will be asked to consider and vote upon: (1) the election of five (5) directors, each to hold office until the 2022 Annual Meeting of Stockholders and until his or her successor is elected and qualified; and (2) the ratification of the selection of Briggs & Veselka Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

Voting Rights and Votes Required

The close of business on October 18, 2021 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. As of the close of business on such date, we had outstanding and entitled to vote 45,721,779 shares of our common stock, par value $0.001 per share. You may vote your shares of common stock in person (all references to “present” or “in person” in this proxy statement relate to the virtual presence at the Annual Meeting) or by proxy. You may submit your proxy by telephone, via the Internet or by completing the enclosed proxy card and mailing it in the envelope provided. Stockholders who hold shares in “street name” should refer to their proxy card or the information forwarded by their bank, broker or other nominee for instructions on the voting options available to them. To vote in person at the virtual meeting, you may attend the Annual Meeting and deliver your completed proxy card electronically or vote your shares electronically during the virtual meeting.

The presence at the Annual Meeting, whether in person or by valid proxy, of a majority of the shares of our common stock entitled to vote will constitute a quorum, permitting us to conduct our business at the Annual Meeting. The record holder of each share of common stock entitled to vote at the Annual Meeting will have one vote for each share so held. Abstentions and broker non-votes will count for quorum purposes.

If a broker that is a record holder of common stock does not return a signed proxy, the shares of common stock represented by such proxy will not be considered present at the Annual Meeting and will not be counted toward establishing a quorum. If a broker that is a record holder of common stock does return a signed proxy, but is not authorized to vote on one or more matters (with respect to each such matter, a “broker non-vote”), the shares of common stock represented by such proxy will be considered present at the Annual Meeting for purposes of determining the presence of a quorum. A broker that is a member of the New York Stock Exchange is prohibited, unless the stockholder provides the broker with written instructions, from giving a proxy on non-routine matters. Consequently, your brokerage firm or other nominee will have discretionary authority to vote your shares with respect to routine matters but may not vote your shares with respect to non-routine matters.

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Election of Directors

Election of directors is a non-routine matter and brokers do not have discretionary authority to vote on this matter. If you hold shares in a brokerage account and wish to vote those shares on this proposal, then you should instruct on how to vote the shares using the voting instructions provided.

Directors are elected by a plurality of the votes cast when a quorum is present. Stockholders may not cumulate their votes. The five candidates receiving the highest number of votes will be elected. Because directors are elected by a plurality of the votes, votes withheld from a director nominee and broker non-votes will have no effect on the outcome of the vote.

Ratification of Independent Public Accounting Firm

The affirmative vote of a majority of the votes cast is required to approve the proposal to ratify the selection of our independent registered public accounting firm. Abstentions are not considered to be votes cast and will have no effect on the outcome of the vote. If you are a stockholder of record and you return your signed and dated proxy card without providing specific voting instructions on this proposal, or do not specify your vote on this proposal when voting using the telephone or Internet, your shares will be voted “For” the ratification of the selection of our independent registered public accounting firm in accordance with the recommendations of the Board of Directors. If you are a stockholder of record and you fail to return your proxy card, or to vote at all using the telephone or Internet, it will have no effect.

We believe that the proposal to ratify the selection of our independent registered public accounting firm is deemed to be a “routine” matter. Therefore, if you are a beneficial owner of shares registered in the name of your broker or other nominee and you fail to provide instructions to your broker or nominee as to how to vote your shares on this proposal, your broker or nominee will have the discretion to vote your shares on this proposal.

Voting of Proxies

Most stockholders have three ways to submit a proxy: by telephone, via the Internet or by completing the enclosed proxy card and mailing it in the envelope provided. To submit a proxy by telephone or via the Internet, follow the instructions set forth on each proxy card you receive. To submit a proxy by mail, sign and date each proxy card you receive, mark the boxes indicating how you wish to vote and return the proxy card in the postage-paid envelope provided. Do not return the proxy card if you submit your proxy via the Internet or by telephone.

Our Board of Directors recommends a vote FOR the election of each director nominee and FOR the ratification of the selection of Briggs & Veselka Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

Revocation of Proxies

Any proxy given pursuant to this solicitation may be revoked by a stockholder at any time before it is exercised by providing written notice to our Secretary at Alset EHome International Inc., 4800 Montgomery Lane, Suite 210, Bethesda, MD 20814, by delivery to us of a properly executed proxy bearing a later date, or by virtually attending the meeting and voting in person electronically at the Annual Meeting.

Solicitation of Proxies

We will bear the cost of this solicitation, including amounts paid to banks, brokers and other nominees to reimburse them for their expenses in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of our common stock. The solicitation will be by mail, with the materials being forwarded to stockholders of record and certain other beneficial owners of our common stock, and by our officers and other regular employees (at no additional compensation). We have not engaged a proxy solicitor to distribute our proxy materials and solicit proxies. Our officers and employees may solicit proxies from stockholders by personal contact, by telephone, or by other means if necessary in order to assure sufficient representation at the Annual Meeting.

Issuer Direct, our transfer agent, shall act as inspector of elections at the Annual Meeting.

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PROPOSAL ONE

ELECTION OF DIRECTORS

Pursuant to our bylaws, our directors are elected at each annual meeting of stockholders, and serve until their successors are elected and qualified at the next annual meeting of stockholders, or until their prior death, resignation, retirement, disqualification or other removal.

Our Board of Directors currently consists of five directors. Our Board of Directors has nominated the five (5) persons listed in the table below for election as directors with terms expiring at the 2022 Annual Meeting of Stockholders. Accordingly, our stockholders may not vote their shares for a greater number of persons than the nominees named below. Unless a contrary direction is indicated, it is intended that proxies received will be voted for the election as directors of the five nominees, each to hold office until the 2022 Annual Meeting of Stockholders and until his or her successor is elected and qualified. Each of the nominees has consented to being named in this Proxy Statement and to serve as a director if elected. In the event any nominee for director declines or is unable to serve, the proxies may be voted for a substitute nominee selected by the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL NOMINEES.

All of our directors bring to our Board of Directors executive leadership experience from their service as executives and/or directors of our Company and/or other entities. The biography of each of the nominees below contains information regarding the person’s business experience, director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes and skills that caused our Board of Directors to determine that the person should serve as a director, given our business and structure.

Name	Age	Position(s) with Alset EHome International Inc.	Served as Director From

Chan Heng Fai	76	Founder, Chairman of the Board and Chief Executive Officer	2018

Ang Hay Kim Aileen	61	Executive Director	2018

Wong Tat Keung	50	Director	2020

William Wu	55	Director	2020

Wong Shui Yeung	51	Director	2021

Chan Heng Fai founded our company and has served as our Chairman of the Board and Chief Executive Officer since inception. Mr. Chan is an expert in banking and finance, with 45 years of experience in these industries. He has restructured numerous companies in various industries and countries during the past 40 years. Mr. Chan has served as the Chief Executive Officer of our subsidiary Alset International Limited since April 2014. Mr. Chan joined the Board of Directors of Alset International Limited in May 2013. From 1995 to 2015, Mr. Chan served as Managing Chairman of Hong Kong-listed Zensun Enterprises Limited (formerly Heng Fai Enterprises Limited), an investment holding company. Mr. Chan had previously served as a member of the Board of Zensun Enterprises Limited since September 1992. Mr. Chan was formerly the Managing Director of SingHaiyi Group Ltd., a public Singapore property development, investment and management company (“SingHaiyi”), from March 2003 to September 2013, and the Executive Chairman of China Gas Holdings Limited, an investor and operator of the city gas pipeline infrastructure in China from 1997 to 2002.

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Mr. Chan has served as a non-executive director of DSS, Inc. (formerly known as Document Security Systems, Inc.) since January 2017 and as Chairman of the Board since March 2019. Mr. Chan has served as a member of the Board of Directors of OptimumBank Holdings, Inc. since June 2018. He has also served as a non-executive director of our indirect subsidiary LiquidValue Development Inc. since January 2017. Mr. Chan has also served as a non-executive director of Holista CollTech Ltd., since July 2013. Mr. Chan has served as a director of Alset International’s 99.98%-owned subsidiary GigWorld Inc. since October 2014. Mr. Chan has served as a member of the Board of Directors of Sharing Services Global Corporation since April of 2020.

Mr. Chan was formerly a director of Global Medical REIT Inc., a healthcare facility real estate company, from December 2013 to July 2015. He also served as a director of Skywest Ltd., a public Australian airline company from 2005 to 2006. Additionally, from November 2003 to September 2013, he was a Director of SingHaiyi. Mr. Chan served as a member of the Board of Directors of RSI International Systems, Inc., the developer of RoomKeyPMS, a web-based property management system, from June 2014 to February 2019.

Mr. Chan has committed that the majority of his time will be devoted to managing the affairs of our company; however, Mr. Chan may engage in other business ventures, including other technology-related businesses.

As the founder, Chairman, Chief Executive Officer and our largest stockholder, Mr. Chan leads the board and guides our company. Mr. Chan brings extensive property development and digital transformation technology knowledge to our company and a deep background in growth companies, emerging markets, mergers and acquisitions, and capital market activities. His service as Chairman and Chief Executive Officers creates a critical link between management and the board.

Ang Hay Kim Aileen has been our Executive Director since March 2018. Ms. Ang has more than 20 years of experience in finance and treasury, legal, human resources and office administration. She is the Senior Vice President, Corporate Services of Alset International, a position she has held since 2013 and a director of various indirect subsidiaries of our company. She also holds a Cert-in-CEHA (Singapore real estate industry certificate) and operates her own real estate business, Ideal Realty Pte Ltd., since 2015. Ms. Ang was General Manager, Corporate Services of Singapore Exchange listed Singxpress Ltd. (now known as SingHaiyi Group Ltd.) from 2002 to 2013. She was Senior Sales Director, Resale Division with DTZ Property Network Pte. Ltd., a Singapore real estate company, from 2005 to 2011.

Ms. Ang’s day-to-day operational leadership of our various businesses and her knowledge of property development and the real estate business make her well-qualified as a member of the Board.

Wong Tat Keung joined the Board of Directors of our company in November 2020. Since 2010, Mr. Wong has served as the director of Aston Wong CPA Limited. He has been an independent non-executive director of Alset International since January 2017. Mr. Wong has been an independent non-executive director of Roma Group Limited, a valuation and technical advisory firm, since March 2016, and has served as an independent non-executive director of Lerthai Group Limited, a property, investment, management and development company, since December 2018. Previously, he served as the director and sole proprietor of Aston Wong & Co., a registered certified public accounting firm, from January 2006 to February 2010. From January 2005 to December 2005, he was a Partner at Aston Wong, Chan & Co., Certified Public Accountants. From April 2003 to December 2004, he served at Gary Cheng & Co., Certified Public Accountants as Audit Senior. He served as an Audit Junior to Supervisor of Hui Sik Wing & Co., certified public accountants from April 1993 to December 1999. He served as an independent non-executive director of SingHaiyi from July 2009 to July 2013 and ZH Holdings from December 2009 to July 2015. Mr. Wong is a Certified Public Accountant admitted to practice in Hong Kong. He is a Fellow Member of Association of Chartered Certified Accountants and an Associate Member of the Hong Kong Institute of Certified Public Accountants. He holds a Master in Business Administration degree (financial services) from the University of Greenwich, London, England.

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Mr. Wong demonstrates extensive knowledge of complex, cross-border financial, accounting and tax matters highly relevant to our business, as well as working experience in internal corporate controls, making him well-qualified to serve as an independent member of the board. Mr. Wong serves on our Audit Committee, Nominations and Corporate Governance Committee and Compensation Committee.

William Wu joined the Board of Directors of our company in November 2020. Mr. Wu, has served as the Managing Director of Investment Banking at Glory Sun Securities Limited since January 2019. Mr. Wu previously served as the Executive Director and Chief Executive Officer of Power Financial Group Limited from November 2017 to January 2019. Mr. Wu has served as a member of the Board of Directors of DSS, Inc. since October of 2019. Mr. Wu has served as a Director of Asia Allied Infrastructure Holdings Limited since February 2015. Mr. Wu previously served as a Director and Chief Executive Officer of RHB Hong Kong Limited from April 2011 to October 2017. Mr. Wu served as the Chief Executive Officer of SW Kingsway Capital Holdings Limited (now known as Sunwah Kingsway Capital Holdings Limited) from April 2006 to September 2010. Mr. Wu holds a Bachelor of Business Administration degree and a Master of Business Administration degree of Simon Fraser University in Canada. He was qualified as a Chartered Financial Analyst of The Institute of Chartered Financial Analysts in 1996.

Mr. Wu previously worked for a number of international investment banks and possesses over 27 years of experience in the investment banking, capital markets, institutional broking and direct investment businesses. He is a registered license holder to carry out Type 6 (advising on corporate finance) and Type 9 (asset management) regulated activities under the Securities and Futures Ordinance (Chapter 571 of the Laws of Hong Kong).

Mr. Wu demonstrates extensive knowledge of complex, cross-border financial matters highly relevant to our business, making him well-qualified to serve as an independent member of the board. Mr. Wu serves on our Audit Committee, Nominations and Corporate Governance Committee and Compensation Committee.

Wong Shui Yeung joined the Board of Directors of our company in November 2021. Mr. Wong is a practicing member and fellow member of Hong Kong Institute of Certified Public Accountants and a member of Hong Kong Securities and Investment Institute and holds a bachelor’s degree in business administration. He has over 20 years’ experience in accounting, auditing, corporate finance, corporate investment and development, and company secretarial practice. Mr. Wong is an independent non-executive director, chairman of the audit & risk management committee and the remuneration committee of Alset International Limited since June 2017.

Mr. Wong was an independent non-executive director of SMI Holdings Group Limited from April 2017 to December 2020 and SMI Culture & Travel Group Holdings Limited from December 2019 to November 2020, the shares of which are listed on the Main Board of The Stock Exchange of Hong Kong Limited.

Mr. Wong demonstrates extensive knowledge of complex, cross-border financial, accounting and tax matters highly relevant to our business, as well as working experience in internal corporate controls, making him well-qualified to serve as an independent member of the board. Mr. Wong serves on our Audit Committee, Nominations and Corporate Governance Committee and Compensation Committee.

Executive Officers

The following table sets forth certain information regarding our executive officers who are not also directors.

Name	Age	Position(s) with Alset EHome International Inc.

Chan Tung Moe	43	Co-Chief Executive Officer

Lui Wai Leung Alan	51	Co-Chief Financial Officer

Rongguo Wei	50	Co-Chief Financial Officer

Charles MacKenzie	50	Chief Development Officer

Michael Gershon	49	Chief Legal Officer

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Chan Tung Moe was appointed our Co-Chief Executive Officer effective July 1, 2021. Since 2015 Chan Tung Moe has held various positions with several of the Company’s subsidiaries and affiliated entities and currently holds a key position as a director and Co-Chief Executive Officer of the Company’s Singapore Exchange-listed subsidiary, Alset International Limited. He also currently serves as Co-Chief Executive Officer and Director of the Company’s subsidiary, LiquidValue Development Inc. Since 2020 Mr. Chan has served as a director of New York Stock Exchange listed DSS, Inc. and Director of Corporate Development of American Medical REIT Inc.

From 2014 to 2015 Mr. Chan was the Chief Operating Officer of Hong Kong Stock Exchange listed Zensun Enterprises Limited (formerly known as Heng Fai Enterprises Limited) and was responsible for that company’s global business operations consisting of REIT ownership and management, property development, hotels and hospitality, as well as property and securities investment and trading. Prior to that, from 2006 till 2014, he was an executive director and Chief of Project Development of Singapore Exchange-listed SingHaiyi Group Ltd, overseeing its property development projects. He was also a non-executive director of the Toronto Stock Exchange-listed RSI International Systems Inc., a hotel software company, from 2007 to 2016.

Mr. Chan has a diverse background and experience in the fields of property, hospitality, investment, technology and consumer finance. He holds a Master’s Degree in Business Administration with honors from the University of Western Ontario, a Master’s Degree in Electro-Mechanical Engineering with honors and a Bachelor’s Degree in Applied Science with honors from the University of British Columbia.

Chan Tung Moe is the son of our Chief Executive Officer, Chairman and largest shareholder, Chan Heng Fai.

Lui Wai Leung Alan has been our Co-Chief Financial Officer since March 2018. Mr. Lui has been the Chief Financial Officer of Alset International since November 2016 and served as its Acting Chief Financial Officer since June 2016. Mr. Lui has served as an Executive Director of Alset International since July 2020. Mr. Lui has served as a director of BMI Capital Partners International Ltd, a Hong Kong investment consulting company, since October 2016. He has also served as a director of LiquidValue Asset Management Pte Limited, a Singapore fund management company, since April 2018. Both companies are wholly owned subsidiaries of Alset International. Mr. Lui has served as the Co-Chief Financial Officer of LiquidValue Development Inc. since December 2017 and has served as the Co-Chief Financial Officer of Alset EHome Inc. since October 2017. Mr. Lui has served as Chief Financial Officer of GigWorld Inc. since May 2016 and has served as a director of one of GigWorld’s subsidiaries since July 2016. From June 1997 through March 2016, Mr. Lui served in various executive roles at Zensun Enterprises Limited (formerly known as Heng Fai Enterprises Limited), a Hong Kong-listed company, including as Financial Controller. Mr. Lui oversaw the financial and management reporting and focusing on its financing operations, treasury investment and management. He has extensive experience in financial reporting, taxation and financial consultancy and management. Mr. Lui is a certified practicing accountant in Australia and received a Bachelor’s degree in Business Administration from the Hong Kong Baptist University.

Rongguo Wei has been our Co-Chief Financial Officer since March 2018. Mr. Wei has served as the Chief Financial Officer of LiquidValue Development Inc. since March 2017. Mr. Wei is a finance professional with more than 15 years of experience working in public and private corporations in the United States. As the Chief Financial Officer of SeD Development Management LLC, Mr. Wei is responsible for oversight of all finance, accounting, reporting and taxation activities for that company. Prior to joining SeD Development Management LLC in August 2016, Mr. Wei worked for several different U.S. multinational and private companies including serving as Controller at American Silk Mill, LLC, a textile manufacturing and distribution company, from August 2014 to July 2016, serving as a Senior Financial Analyst at Air Products & Chemicals, Inc., a manufacturing company, from January 2013 to June 2014, and serving as a Financial/Accounting Analyst at First Quality Enterprise, Inc., a personal products company, from 2011 to 2012. Mr. Wei served as a member of the Board Directors of Amarantus Bioscience Holdings, Inc., a biotech company, from February to May 2017, and has served as Chief Financial Officer of that company from February 2017 until November 2017. Before Mr. Wei came to the United States, he worked as an equity analyst at Hong Yuan Securities, an investment bank in Beijing, China, concentrating on industrial and public company research and analysis. Mr. Wei is a certified public accountant and received his Master of Business Administration from the University of Maryland and a Master of Business Taxation from the University of Minnesota. Mr. Wei also holds a Master in Business degree from Tsinghua University and a Bachelor’s degree from Beihang University.

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Charles MacKenzie was appointed our Chief Development Officer in December 2019. Mr. MacKenzie has served as a member of the Board of Directors of LiquidValue Development Inc. since December 2017. He has served as Chief Executive Officer-United States of Alset EHome Inc. since April 2020 and has served as the Chief Development Officer for SeD Development Management LLC, a subsidiary of Alset EHome Inc., since July 2015. Mr. MacKenzie also serves as a member of the Board of Directors of Alset EHome Inc. since October 2017. He was previously the Chief Development Officer for Inter-American Development (IAD), a subsidiary of Heng Fai Enterprises Limited (now known as Zensun Enterprises Limited) from April 2014 to June 2015. Mr. MacKenzie is the Founder and President of MacKenzie Equity Partners, specializing in mixed-use real estate investments. Mr. MacKenzie was also the owner of Smartbox Portable Storage, a residential moving and storage company, from October 2006 to a successful sale in February 2017. Mr. MacKenzie focuses on acquisitions and development of residential and mixed-use projects within the United States. Mr. MacKenzie specializes in site selection, contract negotiations, marketing and feasibility analysis, construction and management oversight, building design and investor relations. Mr. MacKenzie received a B.A. and graduate degree from St. Lawrence University, where he served on the Board of Trustees from 2003 to 2007.

Michael Gershon has been our Chief Legal Officer since October 2018. Mr. Gershon has served as Chief Legal Officer of our subsidiary SeD Development Management LLC since April 2019 and from February 2017 until April 2019 served as Associate Corporate Counsel of that subsidiary. Prior to joining our company, Mr. Gershon served as an attorney adviser with the Division of Corporation Finance at the U.S. Securities and Exchange Commission from November 2015 until November 2016 and served as an associate at the law firm of Wuersch & Gering LLP from August 2004 until January 2015. Mr. Gershon received a B.A. degree in economics from Boston College and a J.D. from Georgetown University Law Center.

Director Compensation

We intend to compensate each non-employee director through annual stock option grants and by paying a quarterly cash fee. Chan Heng Fai has been compensated by our subsidiary, Alset International, for his services as an officer and director of that company and Aileen Ang has been compensated by Alset International for her services as an officer. Our directors Wong Tat Keung and Wong Shui Yeung are currently compensated by Alset International for their services as a director of that company. Our Board of Directors will review director compensation annually and adjust it according to then current market conditions and good business practices.

On January 29, 2021, our Board of Directors, at the recommendation of the Compensation Committee of our Board of Directors, set the annual cash compensation for each member of our Board of Directors at $12,000 per year.

Corporate Governance

Board Composition

Our Board of Directors currently consists of five members. Our Board of Directors has undertaken a review of the independence of our directors and has determined that all of our directors, except Mr. Chan and Ms. Ang, are independent within the meaning of Section 5605(a)(2) of the NASDAQ Stock Market listing rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Amended and Restated Certificate of Incorporation, as amended, provides that our Board of Directors will consist of not less than three nor more than 11 directors, as such number of directors may from time to time be fixed by our Board of Directors. Each director shall be elected to the Board of Directors to hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified.

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Board Leadership Structure and Role in Risk Oversight

The Board of Directors does not have a formal policy on whether or not the roles of Chairman of the Board and Chief Executive Officer should be separate and believes that it should retain the flexibility to make this determination in the manner it believes will provide the most appropriate leadership for our company from time to time. Currently, Chan Heng Fai serves as Chairman of the Board and Chief Executive Officer, working closely with the rest of the Board as well as Executives of the Company. Mr. Chan sets the strategic direction for the Company and provides day-to-day leadership. As Chairman of the Board of Directors, Mr. Chan further oversees the agenda for board meetings in collaboration with the other board members.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of risks we face, while our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. The Board of Directors periodically consults with management regarding the Company’s risks.

Our Board of Directors is actively involved in oversight of risks that could affect us. This oversight is conducted primarily through the Audit Committee of our Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks.

Board Committees

Our Board of Directors has an Audit Committee, a Nominations and Corporate Governance Committee and a Compensation Committee. Each of these committees is currently composed of Mr. Wong Tat Keung, Mr. Wong Shui Yeung and Mr. Wu.

Our Audit Committee and Compensation Committee will each comply with the listing requirements of the Nasdaq Marketplace Rules. At least one member of the Audit Committee will be an “audit committee financial expert,” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K, and each member will be “independent” as that term is defined in Rule 5605(a) of the Nasdaq Marketplace Rules. Our Board of Directors has determined that each of Mr. Wong Tat Keung, Mr. Wong Shui Yeung and Mr. Wu is independent.

Audit Committee

Our Audit Committee was established in November of 2020 and held one meeting during the fiscal year ended December 31, 2020. The primary purpose of our Audit Committee is to assist the Board of Directors in the oversight of the integrity of our accounting and financial reporting process, the audits of our consolidated financial statements, and our compliance with legal and regulatory requirements. The functions of our Audit Committee include, among other things:

●	hiring the independent registered public accounting firm to conduct the annual audit of our consolidated financial statements and monitoring its independence and performance;

●	reviewing and approving the planned scope of the annual audit and the results of the annual audit;

●	pre-approving all audit services and permissible non-audit services provided by our independent registered public accounting firm;

●	reviewing the significant accounting and reporting principles to understand their impact on our consolidated financial statements;

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●	reviewing our internal financial, operating and accounting controls with management, our independent registered public accounting firm and our internal audit provider;

●	reviewing with management and our independent registered public accounting firm, as appropriate, our financial reports, earnings announcements and our compliance with legal and regulatory requirements;

●	periodically reviewing and discussing with management the effectiveness and adequacy of our system of internal controls;

●	in consultation with management and the independent auditors, reviewing the integrity of our financial reporting process and adequacy of disclosure controls;

●	reviewing potential conflicts of interest under and violations of our code of conduct;

●	establishing procedures for the treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and confidential submissions by our employees of concerns regarding questionable accounting or auditing matters;

●	reviewing and approving related-party transactions; and

●	reviewing and evaluating, at least annually, our Audit Committee’s charter.

With respect to reviewing and approving related-party transactions, our Audit Committee reviews related-party transactions for potential conflicts of interests or other improprieties. Under SEC rules, as a smaller reporting company, related-party transactions are those transactions to which we are or may be a party in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors or executive officers or any other related person had or will have a direct or indirect material interest, excluding, among other things, compensation arrangements with respect to employment and Board of Directors membership. Our Audit Committee could approve a related-party transaction if it determines that the transaction is in our best interests. Our directors are required to disclose to this Committee or the full Board of Directors any potential conflict of interest, or personal interest in a transaction that our Board of Directors is considering. Our executive officers are required to disclose any related-party transaction to the Audit Committee. We also poll our directors on an annual basis with respect to related-party transactions and their service as an officer or director of other entities. Any director involved in a related-party transaction that is being reviewed or approved must recuse himself or herself from participation in any related deliberation or decision. Whenever possible, the transaction should be approved in advance and if not approved in advance, must be submitted for ratification as promptly as practical.

The financial literacy requirements of the SEC require that each member of our Audit Committee be able to read and understand fundamental financial statements. In addition, at least one member of our Audit Committee must qualify as an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act, and have financial sophistication in accordance with the NASDAQ Stock Market listing rules. Our Board of Directors has determined that Mr. Wong Tat Keung qualifies as an Audit Committee financial expert.

Both our independent registered public accounting firm and management periodically will meet privately with our Audit Committee.

The Board of Directors has adopted a charter for the Audit Committee, which is available in the corporate governance section of our website at https://www.alsetehomeintl.com/.

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Nominations and Corporate Governance Committee

The primary purpose of our Nominations and Corporate Governance Committee is to assist our Board of Directors in promoting the best interest of our company and our stockholders through the implementation of sound corporate governance principles and practices. Our Nominations and Corporate Governance Committee was established in 2021; prior to its formation, the functions of this committee were addressed by the Board of Directors. The functions of our Nominations and Corporate Governance Committee include, among other things:

●	identifying, reviewing and evaluating candidates to serve on our Board of Directors;

●	determining the minimum qualifications for service on our Board of Directors;

●	developing and recommending to our Board of Directors an annual self-evaluation process for our Board of Directors and overseeing the annual self-evaluation process;

●	developing, as appropriate, a set of corporate governance principles, and reviewing and recommending to our Board of Directors any changes to such principles; and

●	periodically reviewing and evaluating our Nominations and Corporate Governance Committee’s charter.

The Board of Directors has adopted a charter for the Nominations and Corporate Governance Committee, which is available in the corporate governance section of our website at http:// www.alsetehomeintl.com.

Compensation Committee

Our Compensation Committee was established at the time of our initial public offering in November of 2020 but did not meet during the fiscal year ended December 31, 2020. Prior to the establishment of the Compensation Committee, the functions of such committee were administered by the entire Board of Directors. The primary purpose of our Compensation Committee is to assist our Board of Directors in exercising its responsibilities relating to compensation of our executive officers and employees and to administer our equity compensation and other benefit plans. In carrying out these responsibilities, this Committee reviews all components of executive officer and employee compensation for consistency with its compensation philosophy, as in effect from time to time. The functions of our Compensation Committee include, among other things:

●	designing and implementing competitive compensation, retention and severance policies to attract and retain key personnel;

●	reviewing and formulating policy and determining the compensation of our Chief Executive Officer, our other executive officers and employees;

●	reviewing and recommending to our Board of Directors the compensation of our non-employee directors;

●	reviewing and evaluating our compensation risk policies and procedures;

●	administering our equity incentive plans and granting equity awards to our employees, consultants and directors under these plans;

●	administering our performance bonus plans and granting bonus opportunities to our employees, consultants and non-employee directors under these plans;

●	if required from time to time, preparing the analysis or reports on executive officer compensation required to be included in our annual proxy statement;

●	engaging compensation consultants or other advisors it deems appropriate to assist with its duties; and

●	reviewing and evaluating, at least annually, our Compensation Committee’s charter.

The Board of Directors has adopted a charter for the Compensation Committee, which is available in the corporate governance section of our website at https://www.alsetehomeintl.com/.

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The Compensation Committee retains sole authority to hire any compensation consultant, approve such consultant’s compensation, determine the nature and scope of its services, evaluate its performance, and terminate its engagement.

The Compensation Committee has reviewed our compensation policies and practices for all employees, including our named executive officers, as they relate to risk management practices and risk-taking incentives, and has determined that there are no risks arising from these policies and practices that are reasonably likely to have a material adverse effect on us.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2020, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

Code of Conduct for Employees, Executive Officers and Directors

We have adopted a code of conduct applicable to all of our employees, executive officers and directors. The code of conduct is available in the corporate governance section of our website at https://www.alsetehomeintl.com/.

The Audit Committee of our Board of Directors is responsible for overseeing the code of conduct and must approve any waivers of the code of conduct for employees, executive officers or directors.

Meetings of the Board of Directors

The Board of Directors held two meetings during the fiscal year ended December 31, 2020. During the fiscal year ended December 31, 2020, each director attended all of the meetings of the Board of Directors and the committees on which such director served.

Directors are encouraged, but not required, to attend the annual meeting of stockholders.

Director Nomination Process

The process followed by Board of Directors to identify and evaluate director candidates includes requests to members of our Board of Directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Board of Directors.

In determining whether to recommend any particular candidate for inclusion in the Board of Directors’ slate of recommended director nominees, our Board of Directors considers the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors. The Board of Directors considers the value of diversity when recommending candidates. The Board views diversity broadly to include diversity of experience, skills and viewpoint. The Board of Directors does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. Our Board of Directors believe that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow it to fulfill its responsibilities.

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Stockholders may recommend individuals to our Board for consideration as potential director candidates. The Board will evaluate stockholder-recommended candidates by following the same process and applying the same criteria as it follows for candidates submitted by others.

Stockholders may directly nominate a person for election to our Board of Directors by complying with the procedures set forth in Section 2.3(a) of our bylaws, and with the rules and regulations of the SEC. Under our bylaws, only persons nominated in accordance with the procedures set forth in the bylaws will be eligible to serve as directors. In order to nominate a candidate for service as a director, you must be a stockholder at the time you give the Board of Directors notice of your nomination, and you must be entitled to vote for the election of directors at the meeting at which your nominee will be considered. In addition, the stockholder must have given timely notice in writing to our Secretary. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than thirty (30) days prior to such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. Such stockholder’s notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of such nominee, (ii) the principal occupation or employment of such nominee, (iii) the class or series and number of shares of stock that are owned beneficially and of record by such nominee as well as any derivative or synthetic instrument, convertible security, put, option, stock appreciation right, swap or similar contract, agreement, arrangement or understanding the value of or return on which is based on or linked to the value of or return on any shares of stock, (iv) a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such nominee, whether or not such instrument or right shall be subject to settlement in underlying shares of stock, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such nominee with respect to securities of the Corporation, (v) all information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, and (vi) such nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected.

Stockholder Communications with the Board of Directors

You can contact our Board of Directors to provide comments, to report concerns, or to ask a question, at the following address:

Alset EHome International Inc.

4800 Montgomery Lane, Suite 210

Bethesda, MD 20814

United States

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier or other interested party.

Communications are distributed to our Board of Directors, or to any individual directors, as appropriate, depending on the facts and circumstances outlined in the communication.

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PROPOSAL TWO

RATIFICATION OF THE SELECTION OF BRIGGS & VESELKA CO. AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING

DECEMBER 31, 2021

Our Board of Directors, acting upon the recommendation of the Audit Committee, has selected Briggs & Veselka Co. to audit our consolidated financial statements for the fiscal year ending December 31, 2021. Briggs & Veselka Co. audited our consolidated financial statements for the fiscal year ended December 31, 2020.

Although stockholder approval of the selection of Briggs & Veselka Co. is not required by law, our Board of Directors and the Audit Committee believe it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Audit Committee may reconsider its selection of Briggs & Veselka Co. Additionally, we are considering various actions to reduce our operating expenses. Even if this proposal is approved, the Audit Committee may reconsider its selection of Briggs & Veselka Co. as part of our expense reduction efforts.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with Briggs & Veselka Co. regarding either:

1.       The application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Briggs & Veselka Co. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.       Any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

We expect representatives of Briggs & Veselka Co. to attend the annual meeting, to be available to respond to appropriate questions from stockholders, and to have the opportunity to make a statement if so desired.

On January 12, 2021, the Board of Directors dismissed Rosenberg Rich Baker Berman, P.A. as its independent registered accountant at the recommendation of the Audit Committee. Rosenberg Rich Baker Berman, P.A.’s audit reports on the Company’s financial statements for the fiscal years ended December 31, 2018 and December 31, 2019 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2018 and December 31, 2019 and during the subsequent interim period preceding the date of dismissal, there were (i) no disagreements with Rosenberg Rich Baker Berman, P.A. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, and (ii) no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has requested Rosenberg Rich Baker Berman, P.A. to furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the statements made above by the Company. The Company has previously filed this letter with the SEC and accepted the dismissal while neither agreeing nor disagreeing with the decision by the Company.

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Fees of Independent Registered Public Accounting Firm

The following table indicates the fees paid by us for services performed for the years ended December 31, 2020 and December 31, 2019:

	Year Ended December 31, 2020	Year Ended December 31, 2019
Audit Fees	$158,500	$166,600
Audit-Related Fees	$0	$37,991
Tax Fees	$0	$0
All Other Fees	$38,000	$20,000
Total	$196,500	$224,591

Audit Fees. This category includes the aggregate fees billed for professional services rendered by the independent auditors during the years ended December 31, 2020 and December 31, 2019 for the audit of our financial statements and review of our Form 10-Qs.

Tax Fees. This category includes the aggregate fees billed for tax services rendered in the preparation of our federal and state income tax returns.

All Other Fees. This category includes the aggregate fees billed for all other services, exclusive of the fees disclosed above, rendered during the year ended December 31, 2020 and December 31, 2019.

Pre-Approval Policies and Procedures

Our Audit Committee’s policy is that all audit services and all non-audit services to be provided to us by our independent registered public accounting firm must be approved in advance by the Audit Committee. The Audit Committee’s approval procedures include the review and approval of engagement letters from our independent registered public accounting firm that document the fees for all audit services and non-audit services, primarily tax advice and tax return preparation and review.

All audit services and all non-audit services in fiscal year ended December 31, 2020 were pre-approved by our Audit Committee. Our Audit Committee has determined that the provision of the non-audit services for which these fees were rendered is compatible with maintaining the independent auditor’s independence.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE SELECTION OF BRIGGS & VESELKA CO. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

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REPORT OF AUDIT COMMITTEE

The Audit Committee has reviewed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2020 and discussed them with the Company’s management and the Company’s previous independent registered public accounting firm.

The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that the Company’s independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the Company’s independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

By the Audit Committee of the Board of Directors of Alset EHome International Inc.

William Wu

Wong Tat Keung

Wong Shui Yeung

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and accompanying footnotes set forth certain information with respect to the beneficial ownership of our common stock as of October 18, 2021, referred to in the table below as the “Beneficial Ownership Date,” by:

●       each person who is known to be the beneficial owner of 5% or more of the outstanding shares of our common stock;

●       each member of our Board of Directors, director nominees and each of our named executive officers individually; and

●       all of our directors, director nominees and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to stock options or warrants held by that person that are currently exercisable or exercisable within 60 days of the Beneficial Ownership Date and shares of restricted stock subject to vesting until the occurrence of certain events, are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person (however, neither the stockholder nor the directors and officers listed below own any stock options or warrants to purchase shares of our common stock at the present time). The percentages of beneficial ownership are based on 45,721,779 shares of common stock outstanding as of the Beneficial Ownership Date.

To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name.

Name and Address (1)	Number of Common Shares Beneficially Owned	Percentage of Outstanding Common Shares
Chan Heng Fai (2)	18,194,314	38.8%
Ang Hay Kim Aileen	0
Wong Tat Keung	0
William Wu	0
Wong Shui Yeung	0
Chan Tung Moe	0
Lui Wai Leung Alan	0
Rongguo Wei	0
Charles MacKenzie	0

Michael Gershon	0
All Directors and Officers (10 individuals)	18,194,314	38.8%

(1)	Except as otherwise indicated, the address of each of the persons in this table is c/o Alset EHome International Inc., 4800 Montgomery Lane, Suite 210, Bethesda, Maryland 20814.

(2)	Represents 6,380,000 shares of common stock owned of record by HFE Holdings Limited, of which Chan Heng Fai has sole voting and investment power with respect to such shares, and 11,814,314 shares of common stock directly held by Chan Heng Fai.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Transactions with Related Persons

Our Board of Directors intends to adopt a written related person transaction policy to set forth the policies and procedures for the review and approval or ratification of related person transactions. Related persons include any executive officer, director or a holder of more than 5% of our common stock, including any of their immediate family members and any entity owned or controlled by such persons. Related person transactions refer to any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which (i) we were or are to be a participant, (ii) the amount involved exceeds $120,000, and (iii) a related person had or will have a direct or indirect material interest. Related person transactions include, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness, and employment by us of a related person, in each case subject to certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act.

We expect that the policy will provide that in any related person transaction, our Audit Committee and Board of Directors will consider all of the available material facts and circumstances of the transaction, including: the direct and indirect interests of the related persons; in the event the related person is a director (or immediate family member of a director or an entity with which a director is affiliated), the impact that the transaction will have on a director’s independence; the risks, costs and benefits of the transaction to us; and whether any alternative transactions or sources for comparable services or products are available. After considering all such facts and circumstances, our Audit Committee and Board of Directors will determine whether approval or ratification of the related person transaction is in our best interests. For example, if our Audit Committee determines that the proposed terms of a related person transaction are reasonable and at least as favorable as could have been obtained from unrelated third parties, it will recommend to our Board of Directors that such transaction be approved or ratified. In addition, if a related person transaction will compromise the independence of one of our directors, our Audit Committee may recommend that our Board of Directors reject the transaction if it could affect our ability to comply with securities laws and regulations or Nasdaq listing requirements.

Transactions and Relationships with Directors, Officers and 5% Stockholders

Personal Guarantees by Director

As of December 31, 2020 and 2019, a director of the Company had provided personal guarantees amounting to approximately $500,000 and $5,500,000, respectively, to secure external loans from financial institutions for the Company and its consolidated subsidiaries.

Cancellation of Shares

Pursuant to an agreement entered into by us on June 24, 2020 with our stockholders HFE Holdings Limited and Chan Heng Fai, HFE Holdings Limited surrendered 3,600,000 shares of our common stock to the treasury of our company, and Chan Heng Fai surrendered 1,000 shares of our common stock to the treasury of our company. All such shares were cancelled. No consideration was exchanged in connection with the surrender of these shares.

Purchase of Shares of Alset International Limited

On August 20, 2020, the Company acquired 30,000,000 common shares of Alset International Limited from Chan Heng Fai in exchange for a two-year non-interest bearing note of $1,333,429. This note was subsequently repaid.

Sale of GigWorld subsidiary to DSS Asia

On October 25, 2018, HIP, a wholly-owned subsidiary of GigWorld Inc., entered into an equity purchase agreement (the “HotApps Purchase Agreement”) with DSS Asia, a Hong Kong subsidiary of DSS International, pursuant to which HIP agreed to sell to DSS Asia all of the issued and outstanding shares of HotApps Information Technology Co. Ltd., also known as Guangzhou HotApps, a wholly-owned subsidiary of HIP. Guangzhou HotApps is primarily engaged in engineering work for software development, as well as, a number of outsourcing projects related to real estate and lighting. Chan Heng Fai is the CEO of DSS Asia and DSS International.

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Sale of 18% of LiquidValue Asset Management Pte. Ltd.

On May 8, 2019, SeD Capital Pte. Ltd. entered into a sale and purchase agreement to sell 522,000 ordinary shares (representing approximately 18% of the ownership) in LiquidValue Asset Management Pte. Ltd. to LiquidValue Development Pte. Ltd. (“LVD”) for $46,190. Chan Heng Fai was the owner of LVD.

Sale of Impact Biomedical to DSS

On April 27, 2020, Global BioMedical Pte Ltd (“GBM”), one of our subsidiaries, entered into a share exchange agreement with DSS BioHealth Security, Inc. (“DBHS”), a wholly owned subsidiary of DSS, Inc. (“DSS”) pursuant to which DBHS agreed to acquire all of the outstanding capital stock of Impact BioMedical Inc., a wholly owned subsidiary of GBM, through a share exchange. It was agreed that the aggregate consideration to be issued to GBM for the Impact BioMedical shares would be the following: (i) 483,334 newly issued shares of DSS common stock; and (ii) 46,868 newly issued shares of a new series of DSS perpetual convertible preferred stock with a stated value of $46,868,000, or $1,000 per share. The convertible preferred stock can be convertible into shares of DSS common stock at a conversion price of $6.48 of preferred stock stated value per share of common stock, subject to a 19.9% beneficial ownership conversion limitation (a so-called “blocker”) based on the total issued outstanding shares of common stock of DSS beneficially owned by GBM. Holders of the convertible preferred stock will have no voting rights, except as required by applicable law or regulation, and no dividends will accrue or be payable on the convertible preferred stock. The holders of convertible preferred stock will be entitled to a liquidation preference of $1,000 per share, and DSS will have the right to redeem all or any portion of the then outstanding shares of convertible preferred stock, pro rata among all holders, at a redemption price per share equal to such liquidation value per share.

On August 21, 2020, the transaction closed and Impact BioMedical Inc became a direct wholly owned subsidiary of DBHS. GBM received 483,334 shares of DSS common stock and 46,868 shares of DSS preferred stock, which preferred shares could be converted to 7,232,716 common shares (however, any conversion will be subject to the blocker GBM has agreed to, as described above).

On October 16, 2020, GBM converted 4,293 shares of DSS Series A Preferred Stock having a par value of $0.02 per share in exchange for 662,500 restricted shares of DSS common stock based upon a liquidation value of $1,000 and a conversion price of $6.48 per share. Our ownership of DSS was 19.9% after the conversion.

Sale of iGalen International Inc. to an officer of the Company

On December 30, 2020, Health, Wealth Happiness Pte Ltd, a 100% owned subsidiary of the Company, sold 530,000 shares (its 53% ownership) of iGalen International Inc., which owns 100% iGalen Inc., to an officer of the Company for $100.

Notes Payable

During the year ended on December 31, 2017, a director of the Company lent non-interest loans of $7,156,680, for the general operations of the Company. The loans are interest free, not tradable, unsecured, and repayable on demand. On October 15, 2018, a formal lending agreement between Alset International and Chan Heng Fai was executed. Under the agreement, Chan Heng Fai provides a lending credit limit of approximately $10 million for Alset International with interest rate 6% per annum for the outstanding borrowed amount, which commenced retroactively from January 1, 2018. The loans are not tradable, unsecured and repayable on demand. As of December 31, 2020 and 2019 the outstanding principal balance of the loan is $0 and $4,246,604, respectively. Interest started to accrue on January 1, 2018 at 6% per annum. During the years ended on December 31, 2020 and 2019, the interest expenses were $130,667 and $358,203, respectively. As of December 31, 2020 and 2019, the accrued interest total was $0 and $822,405, respectively. Chan Heng Fai provided interest-free due on demand advance to AEI for the general operations. On December 31, 2020 and 2019, the outstanding balance was $178,400. Chan Heng Fai provided an interest-free, due on demand advance to SeD Perth Pty. Ltd. for its general operations. On December 31, 2020 and 2019, the outstanding balance was $14,379.

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On May 1, 2018, Rajen Manicka, CEO and one of the directors of iGalen International Inc., which holds 100% of iGalen Inc., provided a loan of approximately $367,246 to iGalen Inc. (the “2018 Rajen Manicka Loan”). The term of 2018 Rajen Manicka Loan is ten years. The 2018 Rajen Manicka Loan has an interest rate of 4.7% per annum. On March 8, March 27 and April 23, 2019, iGalen borrowed additional monies of $150,000, $30,000 and $50,000, respectively, from Rajen Manicka, total $230,000 (the “2019 Rajen Manicka Loan”). The 2019 Rajen Manicka Loan is interest free, not tradable, unsecured, and repayable on demand. As of December 31, 2019, the total outstanding principal balance of the loans was $546,397. During the years ended December 31, 2020 and 2019, the Company incurred $0 and $14,550 of interest expense, respectively. The Company accrued interest of $0 at December 31, 2020 and 2019. On December 30, 2020, Company’s subsidiary Health Wealth Happiness Pte. Ltd., sold its 53% interest in iGalen International to an officer of the Company.

On August 13, 2019, iGalen International Inc., which holds 100% of iGalen Inc., borrowed $250,000 from Decentralized Sharing Services, Inc., a company whose sole shareholder and director is Chan Heng Fai, our CEO. The term of the loan is 12 months, with an interest rate of 10% per annum. In addition, Decentralized Sharing Services, Inc. received the right to receive 3% of any revenue received by iGalen International Inc. for 99 years. During the year ended December 31, 2020 the Company incurred $9,729 of interest expense and $0 from the right to receive 3% of revenue. During the year ended December 31, 2019 the Company incurred $9,589 of interest expense and $0 from the right to receive 3% of revenue. The amount outstanding on the loan as of December 31, 2020 and 2019 was $0 and $250,000, respectively. The principal of $250,000 was paid off in June 2020.

On November 3, 2019, iGalen Inc. borrowed $160,000 from iGalen Funding Inc., a company whose directors and shareholders include two members of the Board of iGalen Inc. The term of the loan was 6 months, with an interest rate of 10% per annum. The expiration term was changed to due on demand after 6 months. The amount outstanding on the loan as of December 31, 2020 and 2019 was $0 and $160,000, respectively. The accrued interest was $0 and $2,542 as of December 31, 2020 and 2019, respectively. On January 24, 2017, SeD Capital Pte Ltd, a 100% owned subsidiary of Alset International lent $350,000 to iGalen. The term of the loan was two years, with an interest rate of 3% per annum for the first of year and 5% per annum for the second year. The expiration term was renewed as due on demand after two years with 5% per annum interest rate. As of December 31, 2020, the outstanding principle was $350,000 and accrued interest was $61,555. As of December 31, 2019, it was intercompany loan and was eliminated as an intercompany transaction.

Management Fees

MacKenzie Equity Partners, owned by Charles MacKenzie, our Chief Development Officer and an officer and director of some of the Company’s subsidiaries, has had a consulting agreement with the Company since 2015. Per the terms of the agreement, as amended on January 1, 2018, the Company pays a monthly fee of $15,000 with an additional $5,000 per month due upon the close of the sale to Houston LD, LLC. Since January of 2019, the Company has paid a monthly fee of $20,000 for these consulting services. The Company incurred expenses of $240,000 and $240,000 for the years ended December 31, 2020 and 2019, respectively, which were capitalized as part of Real Estate on the Company’s Consolidated Balance Sheet, as the services relate to property and project management. As of December 31, 2020 and 2019 the Company owed $0 to this entity.

Consulting Services

A law firm owned by Conn Flanigan, a Director of LiquidValue Development, performs consulting services to LiquidValue Development and certain other subsidiaries of the Company. The Company incurred expenses of $12,645 and $52,723 for the years ended December 31, 2020 and 2019, respectively. As of December 31, 2020 and 2019 there was no outstanding balance due to this entity.

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Rajen Manicka, the CEO of Holista CollTech and Co-founder of iGalen International Inc., performs consulting services for iGalen Inc. iGalen Inc. incurred expenses of $0 and $240,000 for the years ended December 31, 2020 and 2019, respectively. On December 31, 2020 and 2019, iGalen owed this related party fees for consulting services in the amount of $0 and $671,403, respectively. The Consulting service with Rajen Manicka was terminated on December 31, 2019.

Chan Tung Moe, the consultant engaged with the Company through Pop Motion Consulting Pte. Ltd., is the son of Chan Heng Fai, a director and the CEO of the Company. In August of 2020 this consulting agreement was terminated, and Chan Tung Moe became an employee of Alset International as Chief Development Officer. The Company incurred expense of $140,758 and $239,599 for the years ended December 31, 2020 and 2019, respectively. As of December 31, 2020 and 2019, the Company owed Pop Motion consulting fee of $0 and $118,288, respectively.

iGalen Inc. Affiliates

iGalen Philippines and iGalen SDN are related party entities which are owned by Dr. Rajen Manicka and are not owned by the Company. iGalen Inc. provides use of its platform to collect sale revenue and payment of expenses for these entities without service fees. On December 31, 2019, iGalen owed $342,695 to iGalen Philippines. iGalen was transferred to an officer of the Company as of December 30, 2020 with all its liabilities. iGalen SDN had a consulting agreement to provide accounting, administration and other logistic services to iGalen with a monthly fee $4,000. This agreement was terminated on December 31, 2019. The Company incurred expenses of $0 and $48,000 for the years ended December 31, 2020 and 2019, respectively. As of December 31, 2019, iGalen SDN owed iGalen $74,331. Medi Botanics Sdn Bhd, a subsidiary of Holista CollTech, is only raw material and product suppliers of iGalen. Dr. Rajen Manicka is the controlling shareholder and a director of both Medi Botanics Sdn Bhd and Holista CollTech. Medi Botanics Sdn Bhd supplied $0 and $480,821 raw materials and products to iGalen in the years ended December 31, 2020 and 2019, respectively. On December 31, 2019, iGalen owed $956,300 to this entity.

Investment in the Global Opportunity Fund

On February 1, 2017, the Company invested $300,000 in Global Opportunity Fund (“Fund”), a mutual fund registered in the Cayman Islands and Chan Heng Fai is one of the directors of this fund. This Fund was closed during November 2019 and is being liquidated. LiquidValue Asset Management Pte. Ltd., one of the subsidiaries of the Company, is the investment manager of the Fund and receives a management fee from the Fund at 2% per annum of the aggregated net asset value of the investments and a performance fee of 20%. As of December 31, 2019, the Company recorded a receivable $307,944 from the Global Opportunity Fund. In the years ended on December 31, 2020 and 2019, the management fee and performance fee charged to the Fund were $0 and $4,894, respectively. On December 31, 2020 and 2019, the Fund owed accrued management and performance fee receivable $0 and $15,484 respectively. On January 23, 2020, the Company received $307,944 as a result of the liquidation of Global Opportunity Fund.

Note Receivable from a Related Party Company

On March 2, 2020 LiquidValue Asset Management Pte. Ltd. (“LiquidValue”) received a $200,000 Promissory Note from American Medical REIT Inc. (“AMRE”). Chan Heng Fai and Chan Tung Moe from Alset International are directors of American Medical REIT Inc. The note carries interests of 8% and is payable in two years. LiquidValue also received warrants to purchase AMRE shares at the Exercise Price $5.00 per share. The amount of the warrants equals to the note principle divided by the Exercise Price. If AMRE goes to IPO in the future and IPO price is less than $10.00 per share, the Exercise price shall be adjusted downward to fifty percent (50%) of the IPO price.

Warrants Exercised by DSS

On June 30, 2020, the Company received a deposit of $1,264,244 from DSS, Inc. (formerly known as Document Security Systems, Inc.) for a warrant exercise to acquire 44,005,182 shares of Alset International at a price approximately $0.03 per share. The transaction was closed in July 2020. Chan Heng Fai, our CEO and Chairman, is also Chairman of the Board of DSS, Inc. and a significant shareholder of DSS, Inc.

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Securities Purchase Agreement

On March 12, 2021, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) Chan Heng Fai, True Partners International Limited, LiquidValue Development Pte Ltd. (“LVD”) and American Pacific Bancorp, Inc. (“APB”), pursuant to which the Company purchased from Chan Heng Fai (i) warrants (the “Warrants”) to purchase 1,500,000,000 shares of Alset International Limited (“Alset International”); (ii) 1,000,000 shares of LVD’s common stock, constituting all of the issued and outstanding stock of LVD; (iii) 62,122,908 ordinary shares in True Partners Capital Holding Limited (“True Partner”); and (iv) 4,775,523 shares of APB’s Class B common stock, representing 86.44% of the total issued and outstanding common stock of APB.

The four acquisitions set forth in the Securities Purchase Agreement closed on March 12, 2021. The Company issued four convertible notes to Chan Heng Fai as follows: (i) a convertible note in the amount of $28,363,966.42 for warrants to purchase 1,500,000,000 shares of Alset International; (ii) a convertible note in the amount of $173,394.87 to acquire all of the outstanding capital stock of LVD; (iii) a convertible note in the amount of $6,729,629.29 to acquire 62,122,908 ordinary shares of True Partners; and (iv) a convertible note in the amount of $28,653,138 for 4,775,523 Class B shares of APB. Such four notes will only become convertible into shares of the Company’s common stock following the approval of the Company’s shareholders. It was agreed that subject to such shareholder approval, each note would be convertible into shares of the Company’s common stock at a conversion price equal to $5.59 per share (equivalent to the average five closing per share prices of the Company’s common stock preceding January 4, 2021). Each convertible note matures in three years, has an interest rate of 2% per annum and the principal amount and accrued but unpaid interest shall be payable on the maturity date, subject to the conversion of each convertible note.

The four acquisitions set forth in the Securities Purchase Agreement closed on March 12, 2021. All of these assets were acquired from Chan Heng Fai or entities owned by Chan Heng Fai. Mr. Chan is also an officer and director of each of Alset International, LVD and APB.

On May 3, 2021, the stockholder of the Company holding the majority of the voting power of the Company’s common stock as of such date authorized the convertibility of these four notes into shares of the Company’s common stock. These notes were subsequently converted into shares.

On November 24, 2020, APB had lent $560,000 to Chan Tung Moe bearing interest at 6%, with a maturity date of November 23, 2023. This loan, made prior to the Company’s March 2021 investment in APB, was secured by an irrevocable letter of instruction on 80,000 shares of the Company’s commons stock. These loans were subsequently paid off.

Sale of Investment in Vivacitas to DSS

On March 18, 2021, the Company sold its equity investment in Vivacitas, a U.S.-based biopharmaceutical company, equaling to 2,480,000 shares of common stock and a stock option to purchase 250,000 shares of Vivacitas common stock at $1 per share at any time prior to the date of a public offering, to a subsidiary of DSS for $2,480,000. Chan Heng Fai holds a director position on both Vivacitas and DSS. After this transaction, we did not own any investment in Vivacitas.

Loan and Exchange Agreement

Effective May 3, 2021, the Company entered into a Loan and Exchange Agreement Chan Heng Fai pursuant to which the he loaned the Company his shares of common stock of the Company by exchanging 6,380,000 shares of common stock which he owned for an aggregate of 6,380 shares of the Company’s newly designated Series A Convertible Preferred Stock. Such shares of Series A Convertible Preferred Stock were subsequently exchanged for 6,380,000 shares of the Company’s common stock.

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Exchange Agreement

On May 12, 2021, the Company entered into an Exchange Agreement with Chan Heng Fai, effective May 13, 2021, pursuant to which he exchanged $13,000,000 in principal amount under a $28,363,966 convertible promissory note in exchange for 2,132 shares of the Company’s newly designated Series B Preferred Stock. These shares were subsequently exchanged for 2,132,000 shares of the Company’s common stock.

May 2021 Loan

On May 14, 2021, the Company borrowed S$7,395,472 Singapore Dollars (equal to approximately $5,557,371 U.S. Dollars at such date) from Chan Heng Fai. This loan shall be due and payable on May 14, 2022 and shall have no interest. The Company used the proceeds of this loan to exercise certain warrants held by the Company to purchase 154,072,333 shares of Alset International Limited.

Subscription Agreement to Purchase Shares of DSS

On September 3, 2021, the Company entered into a subscription agreement to purchase 12,155,591 shares of the common stock of DSS for a price of $1.234 per share for an aggregate purchase price of approximately $15,000,000. This transaction closed on September 8, 2021.

Prior to this transaction, the Company indirectly held a significant investment in DSS through majority-owned subsidiaries. The Company’s Chairman and CEO, Chan Heng Fai, and a member of the Company’s Board of Directors, Wu Wai Leung William, each serve on both the Company’s Board and the Board of DSS.

DSS Investment into American Pacific Bancorp, Inc.

On September 8, 2021, APB entered into a purchase agreement for APB to sell DSS 6,666,700 shares of the Class A Common Stock of APB for $6.00 per share, for an aggregate purchase price of $40,000,200. This transaction closed on September 9, 2021. Following this transaction, DSS became the majority owner of APB.

Indemnification Agreements

We intend to enter into an indemnification agreement with each of our directors and executive officers. The indemnification agreements and our certificate of incorporation and bylaws will require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.

EXECUTIVE COMPENSATION

Overview of Executive Compensation

The Compensation Committee of our Board of Directors is responsible for overseeing the compensation of all of our executive officers. In this capacity, our Compensation Committee annually reviews and approves the compensation of our chief executive officer and other executive officers, including such goals and objectives relevant to the executive officers’ compensation that the Committee, in its discretion, determines are appropriate, evaluates their performance in light of those goals and objectives, and sets their compensation based on this evaluation.

Summary Compensation Table

The following table sets forth the cash and non-cash compensation awarded to or earned by: (i) each individual who served as the principal executive officer and principal financial officer of our company during the years ended December 31, 2020 and 2019; and (ii) each other individual that served as an executive officer of our company at the conclusion of the years ended December 31, 2020 and 2019 and who received more than $100,000 in the form of salary and bonus during such year. We have included the information for certain individuals who were employed and compensated by Alset International Limited or its subsidiaries. Such compensation was paid solely for services rendered to such subsidiary. For purposes of this Report, these individuals are collectively the “named executive officers” of our company.

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	Year	Salary	Bonus	Stock Awards	Option Awards	Non-equity Incentive Plan Compensation	Non-qualified Deferred Compensation Earnings	All Other Compensation	Total
Chan Heng Fai	2020							$473,468	$473,468
Chairman and Chief Executive Officer (1)	2019
Lui Wai Leung Alan	2020	$122,534						$20,339	$142,873
Co-Chief Financial Officer (1)	2019	$119,666							$119,666
Rongguo Wei	2020	$116,184						$20,339	$136,523
Co-Chief Financial Officer (1)	2019	$118,800							$118,800
Charles MacKenzie	2020							$240,000	$240,000
Chief Development Officer (2)	2019							$240,000	$240,000

(1) Each of Chan Heng Fai, Lui Wai Leung Alan and Rongguo Wei were compensated by certain subsidiaries of our Company.

(2) Our Chief Development Officer Charles MacKenzie is compensated by a subsidiary of our company pursuant to a consulting agreement in connection with our subsidiary’s real estate projects. Mr. MacKenzie has served as our Chief Development Officer since December of 2019.

Employment and Consulting Agreements

On February 8, 2021, the Company and the Company’s subsidiary Hengfai Business Development Pte Ltd. entered into an Executive Employment Agreement (the “Employment Agreement”) with the Company’s Chairman and Chief Executive Officer, Chan Heng Fai. Pursuant to the Employment Agreement, Mr. Chan’s compensation will include a fixed salary of $1 per month and two bonus payments each year consisting of: (i) one payment equal to Five Percent (5%) of the growth in market capitalization the Company experiences in any year; and (ii) one payment equal to Five Percent (5%) of the growth in net asset value the Company experiences in any year. In each case, such payment is to be calculated within seven (7) days of December 31st of each year. Such bonus payments shall be paid in cash or the Company’s common stock, at the election of Mr. Chan. The term of the Employment Agreement ends on December 31, 2025.

On July 1, 2021 the Company and the Company’s subsidiary Hengfai Business Development Pte Ltd. entered into an Executive Employment Agreement (the “Employment Agreement”) with the Company’s Chairman and Co-Chief Executive Officer, Chan Tung Moe. Pursuant to the Employment Agreement, Mr. Chan’s compensation will include a fixed salary of $10,000 per month and a one-time signing bonus of $60,000 cash payable within thirty (30) days of the commencement of the Term. The term of the Employment Agreement ends on June 30, 2024.

Our Chief Development Officer Charles MacKenzie is compensated by a subsidiary of our company pursuant to a consulting agreement in connection with our subsidiary’s real estate projects.

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2018 Incentive Compensation Plan

Under our 2018 Incentive Compensation Plan (the “Plan”), adopted by our Board of Directors and holders of a majority of our outstanding shares of common stock in September 2018, 500,000 shares of common stock (subject to certain adjustments) are reserved for issuance upon exercise of stock options and grants of other equity awards. The Plan is designed to serve as an incentive for attracting and retaining qualified and motivated employees, officers, directors, consultants and other persons who provide services to us. The Compensation Committee of our Board of Directors administers and interprets the Plan and is authorized to grant stock options and other equity awards thereunder to all eligible employees of our company, including non-employee consultants to our company and directors.

The Plan provides for the granting of “incentive stock options” (as defined in Section 422 of the Code), non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock, dividend equivalents, bonus stock and awards in lieu of cash compensation, other stock-based awards and performance awards. Options may be granted under the Plan on such terms and at such prices as determined by the Compensation Committee of the board, except that the per share exercise price of the stock options cannot be less than the fair market value of our common stock on the date of the grant. Each option will be exercisable after the period or periods specified in the stock option agreement, but all stock options must be exercised within ten years from the date of grant. Options granted under the Plan are not transferable other than by will or by the laws of descent and distribution. The Compensation Committee of the Board has the authority to amend or terminate the Plan, provided that no amendment shall be made without stockholder approval if such stockholder approval is necessary to comply with any tax or regulatory requirement. Unless terminated sooner, the Plan will terminate ten years from its effective date. The Plan also provides that no participant may receive stock options or other awards under the Plan that in the aggregate equal more than 30% of all options or awards issued over the life of the Plan. To date, we have not issued any stock options to officers, directors or employees. The Compensation Committee intends to grant stock options to key employees and non-executive directors of our company.

Outstanding Equity Awards at 2020 Fiscal Year-End

No stock options or other equity awards were granted to any of our named executive officers during the year ended December 31, 2020.

OTHER MATTERS

Other Business

As of the date of this Proxy Statement, our Board of Directors knows of no business to be presented at the Annual Meeting other than as set forth herein. If other matters properly come before the Meeting, the persons named as proxies will vote on such matters in their discretion.

Stockholder Proposals for 2022 Annual Meeting of Stockholders

In order for a stockholder proposal, including a director nomination, to be considered for inclusion in our proxy statement for the 2022 Annual Meeting of Stockholders, the written proposal must be received at our principal executive offices between August 13 and September 13, 2022. The proposal should be addressed to Secretary, Alset EHome International Inc., 4800 Montgomery Lane, Suite 210, Bethesda, MD 20814. The proposal must comply with SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

In accordance with Section 2.3(a) of our bylaws, a stockholder who wishes to present a proposal for consideration at the 2022 Annual Meeting of Stockholders must deliver a notice of the matter the stockholder wishes to present to our principal executive offices in Bethesda, Maryland, at the address identified in the preceding paragraph, not less than 90 nor more than 120 days prior to the first anniversary of the date of the Annual Meeting. Accordingly, any notice given by or on behalf of a stockholder pursuant to these provisions of our bylaws (and not pursuant to Rule 14a-8 of the SEC) must be received no earlier than August 13, 2022 and no later than September 13, 2022 (except that in the event that the date of the 2022 Annual Meeting of Stockholders is advanced by more than 30 days, or delayed by more than 30 days, from the first anniversary of the meeting of stockholders, a stockholder’s notice must be so received no earlier than the 120th day prior to the 2022 Annual Meeting of Stockholders and not later than the close of business on the later of (A) the 90th day prior to the 2022 Annual Meeting of Stockholders or (B) the tenth day following the day on which public disclosure of the date of the 2022 Annual Meeting of Stockholders was made).

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The notice should include a brief description of the business desired to be brought before the 2022 Annual Meeting of Stockholders, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and any other information concerning such matter that must be disclosed in proxy solicitations pursuant to Regulation 14A under the Exchange Act, as if the matter had been proposed, or intended to be proposed, by the Board of Directors. As to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, the notice should include the information required by Section 2.2(a) of our bylaws.

Annual Report

Our 2020 Annual Report on Form 10-K is concurrently being mailed to stockholders. The Annual Report contains our consolidated financial statements and the report thereon of Briggs & Veselka Co., independent registered public accounting firm. Stockholders may obtain an additional copy of our Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2020, without charge, by writing to Alset EHome International Inc. at 4800 Montgomery Lane, Suite 210, Bethesda, MD 20814.

Householding of Annual Meeting Materials

Certain banks, brokers, broker-dealers and other similar organizations acting as nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement and any other Company forms or notices may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of a proxy statement or other notices or forms for other stockholders in your household, either now or in the future, please contact your bank, broker, broker-dealer or other similar organization serving as your nominee. Upon written or oral request to our Secretary at Alset EHome International Inc., 4800 Montgomery Lane, Suite 210, Bethesda, MD, 20814, we will promptly provide separate copies of our Annual Report on Form 10-K and/or this Proxy Statement. Stockholders sharing an address who are receiving multiple copies of this Proxy Statement and/or Annual Report on Form 10-K and who wish to receive a single copy of these materials in the future will need to contact their bank, broker, broker-dealer or other similar organization serving as their nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Chan Heng Fai
Chan Heng Fai
Chairman of the Board and
Chief Executive Officer

Dated: November 3, 2021

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

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ALSET EHOME INTERNATIONAL INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS – DECEMBER 13, 2021 AT 6:00 PM EASTERN STANDARD TIME

CONTROL ID:
REQUEST ID:

The undersigned, a stockholder of Alset EHome International Inc. (the "Company"), hereby revoking any proxy heretofore given, does hereby appoint Rongguo Wei proxy, with power of substitution, for and in the name of the undersigned to attend the 2021 annual meeting of stockholders of the Company to be held at https://agm.issuerdirect.com/aei, on Monday, December 13, 2021 beginning at 6:00 PM, Eastern Standard Time, or at any adjournment or postponement thereof, and there to vote, as designated below.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
INTERNET:	https://www.iproxydirect.com/AEI
PHONE:	1-866-752-VOTE(8683)

Please ensure you fold then detach and retain this portion of this Proxy

ANNUAL MEETING OF THE STOCKHOLDERS OF ALSET EHOME INTERNATIONAL INC.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1 →	**FOR**	**WITHHOLD**
Election of Directors:		
Chan Heng Fai	☐	☐
Ang Hay Kim Aileen	☐	☐
Wong Tat Keung	☐	☐
William Wu	☐	☐
Wong Shui Yeung	☐	☐

CONTROL ID:
REQUEST ID:

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

____

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' ALL DIRECTOR NOMINEES FOR PROPOSAL 1 AND VOTE 'FOR' PROPOSAL 2.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ____________________, 2021

____

(Print Name of Stockholder and/or Joint Tenant)

____

(Signature of Stockholder)

____

(Second Signature if held jointly)